                                                                      EXHIBIT 10
                                                                      ----------



                  SECURITIES TRANSFER AND REGISTRAR AGREEMENT

                                    BETWEEN

                         MID-AMERICA BANK OF LOUISVILLE
                               AND TRUST COMPANY

                                      AND


                             TICE TECHNOLOGY, INC.

     This Securities Transfer and Registrar Agreement is made in Louisville, Kentucky as of the _____ day of __________, 1996 by and between Mid-America Bank of Louisville and Trust Company ("Bank of Louisville"), 500 West Broadway, Louisville, Kentucky 40202 and Tice Technology, Inc. ("Corporation") at 6711 Tice Plaza, Knoxville, Tennessee 37918.

   THE PARTIES DO HEREBY AGREE AS FOLLOWS:

     1. Appointment of transfer agent. Corporation hereby appoints Bank of Louisville as Transfer Agent of certificates representing all shares of the following class of stock of the Corporation, now or hereafter authorized by its Certificate of Incorporation and all Common Stock Purchase Warrants (the "Warrants") to be registered in the initial registration:

                                                                   Authorized
                                Shares                                for
                              Authorized                          Issuance by
                                  by                               Board of
                  Par        Certificate of        Number          Directors
Class            Value       Incorporation       Outstanding      But Unissued
- -----            -----       --------------      -----------      ------------
Common           $0.01         30,000,000            -0-            5,840,220

Warrants          n/a             n/a                -0-            1,000,000

     2. Duties of transfer agent. For the purpose of the original issue of the certificates representing shares of stock now or hereafter authorized for issuance by the Corporation but unissued and the Warrants, Bank of Louisville is hereby directed:

     (a) To record and countersign certificates signed by or bearing the facsimile signatures of the officers of the Corporation authorized by its Bylaws to sign stock certificates, in such names and in such amounts as the Corporation may direct in writing signed by the President and Secretary of the Corporation.

     (b) To present such certificates for registration and countersignature and when so countersigned to deliver the certificates to or upon the written order of any officer of the Corporation.

     3. Issuance and recording of stock and warrant certificates. Bank of Louisville is authorized and directed to make transfers, from time to time, upon the records of the Corporation of any outstanding certificates representing shares of such stock and Warrants of the Corporation heretofore issued and of certificates representing shares of such stock and Warrants of the Corporation which may hereafter be issued, and of certificates issued in exchange therefore, signed by or bearing the facsimile signatures of the officers of the Corporation authorized by its Bylaws to sign stock certificates and countersigned by Bank of Louisville as the Transfer Agent and Registrar upon surrender thereof for transfer properly endorsed and duly stamped as may be required by pertinent state statutes, and upon cancellation of such certificates to record and countersign new certificates, duly signed as herein provided, for an equal number of shares of such stock or Warrants and present such certificates for registration and countersignature and when so countersigned to deliver such certificates to or upon the order of the person entitled thereto.

     Bank of Louisville is authorized and directed to maintain the original stock ledger and transfer book containing the name, address and number of shares and Warrants issued to each shareholder. These records are available for inspection by the Corporation at any time. A shareholder and Warrant holder listing providing names, addresses, and outstanding shares and Warrants will be provided by Bank of Louisville upon the request of the Corporation or as otherwise may be required by applicable law. Shareholders and Warrant holders must notify the Bank of Louisville of any changes in the address of record.

     4. Custody of facsimile signature devices. Certified specimen signatures of the officers of the Corporation and certified specimen certificates of the stock and Warrants of the Corporation in the form duly approved by it shall be lodged with Bank of Louisville. When any officer shall no longer be vested with authority to sign for the Corporation, written notice thereof shall immediately by given to Bank of Louisville and until receipt of such notice Bank of Louisville shall be fully protected and held harmless in recognizing and acting upon the signature of such officer. Bank of Louisville, however, is authorized and directed, until otherwise instructed in writing by the Corporation, to issue and countersign in the course of its duties certificates bearing the signatures of officers of the Corporation who no longer bear the title of the office over which their signatures on the stock certificates appear, or who have died or have severed their connection with the Corporation. All such certificates, whether issued prior or subsequent to the change of status of such officers, shall be recognized by the Corporation from the date of issuance thereof as valid and binding certificates of stock or Warrants of the Corporation for all purposes and in all respects.

     5. Indemnity for replacement certificates. In the event that any such certificate shall become lost, stolen, or destroyed, no new certificate or certificates shall be issued in lieu thereof until an indemnity bond in such form as may be approved by the Corporation shall have been furnished. The bond shall be in form satisfactory to Bank of Louisville and Bank of Louisville shall be named as an obligee therein.

     6. Dividend agent. Bank of Louisville is hereby appointed Dividend Disbursing Agent for the Capital Stock of the Corporation for which it now or hereafter may be acting as Transfer Agent, and it hereby is authorized to pay such dividends as may hereafter be declared by the Board of Directors of the Corporation upon being furnished with collected funds sufficient for the payment of such dividends by noon the business day prior to the payable date and a resolution of the Corporation signed by the Secretary of the Corporation notifying it of the declaration of any such dividend, the date upon which such dividend is payable, and the record date of such dividend.

     7. Appointment of Registrar. Bank of Louisville is hereby appointed Registrar for the registration of certificates for all shares of the following class of stock now or hereafter authorized by the Certificate of Incorporation of the Corporation and for the Warrants:

     Class of Stock      Par Value
     --------------      ---------

     Common                $0.01

     Bank of Louisville is authorized upon direction of the Corporation to register for original issue certificates for such shares of such stock, not exceeding the number of unissued shares at the time authorized to be issued by the Certificate of Incorporation of the Corporation.

     Bank of Louisville is authorized and directed, upon the surrender for cancellation of certificates for shares of such stock now outstanding or hereafter issued and the Warrants, to register new certificates for the number of shares or Warrants represented by the certificates so canceled when such new certificates shall have been countersigned. Bank of Louisville is authorized to maintain such records as it may deem necessary or advisable in connection with its duties as Registrar.

     Bank of Louisville shall be immediately advised in writing (1) of the appointment of any other registrar, (2) of all original issues and cancellations by way of retirement of shares of such stock or Warrants made or effected by the Corporation or registered by any other registrar, and (3) unless an officer of the Corporation shall have notified Bank of Louisville in writing to the contrary, of all registrations of certificates for shares of such stock or Warrants made or effected by the Corporation or any other registrar, and that the Corporation agrees to indemnify and hold harmless Bank of Louisville from and against all losses, costs, claims, and liability which Bank of Louisville may suffer or incur by reason of its registering or failing or declining to register any certificate for shares of such stock or Warrants upon transfer or exchange of any certificate for shares of such stock or Warrants (i) registered by any other registrar or agent of the Corporation of whose appointment Bank of Louisville shall not have been advised in writing, or (ii) of the registration of which Bank of Louisville shall not have been so advised, and that Bank of Louisville shall not be liable for, and shall be protected by the Corporation against, any losses, costs, claims, and liability based upon any act or omission of the Corporation or any other registrar or any other agent of the Corporation.

     Bank of Louisville may rely conclusively and act, without further investigation, upon any list, instruction, certification, authorization, certificate, or other instrument or paper believed by it in good faith to be genuine and to have been signed, countersigned, or executed by any duly authorized person or persons, or upon the instruction of any officer of the Corporation; and further that Bank of Louisville may register any certificate for shares of such stock or the Warrants which is believed by it in good faith to have been duly authorized, or may refuse to register any certificate for shares of such stock or Warrants if in good faith Bank of Louisville deems such refusal necessary in order to avoid any liability on the part of either the Corporation or itself, and that the Corporation agrees to indemnify and hold harmless Bank of Louisville from and against any and all losses, costs, claims, and liability for so relying or acting or refusing to act.

     In case any of the officers of the Corporation whose manual or facsimile signature appears on any certificate to be registered shall cease to be such officer prior to the registration of such certificate, Bank of Louisville is directed nevertheless to register such certificate as though the person signing the same or whose facsimile signature appears thereon had not ceased to be such officer, unless written instructions of the Corporation to the contrary are received by Bank of Louisville.

     8. Certification. The Secretary of the Corporation shall certify copies of this agreement and of the Bylaws of the Corporation and of all amendments thereto under the seal of the Corporation, if any, and lodge such copies thereof with Bank of Louisville, together with a copy of the Certificate of Incorporation, and all amendments thereto, properly certified by the Secretary of State, and from time to time furnish Bank of Louisville similarly certified copies of any amendments that may be made to the Certificate of Incorporation or Bylaws.

     9. Fee Schedule. In consideration of Bank of Louisville performing the duties as herein set forth, the Corporation agrees to pay Bank of Louisville according to the fee schedule which is attached hereto as Exhibit A and incorporated by reference as if fully set forth herein. Said fee schedule is subject to change upon sixty (60) days written notice by Bank of Louisville. A monthly minimum fee of $300 shall be paid by the Corporation, whether or not services are rendered by Bank of Louisville totaling that amount.

     10. Termination. Bank of Louisville and the Corporation agree that either party may terminate this agreement upon six (6) months prior written notice. This agreement will terminate immediately at the election of Bank of Louisville upon the occurrence of any of the following events:

     (i) failure to pay any fee required by this agreement or the fee schedule then in effect which is not paid within fifteen (15) days from the date it is due;

     (ii) the dissolution, merger, consolidation or liquidation of the Corporation or any sale of all or any substantial part of its assets (except in the ordinary course of business);

     (iii) the Corporation makes an assignment for the benefit of creditors, or a voluntary or an involuntary petition is filed by or against the Corporation under any law having for its purpose the adjudication of the Corporation as bankrupt or the reorganization of the Corporation.

     No delay or failure of Bank of Louisville in the exercise of any right or power under this agreement shall act as a waiver of such right or power, nor will it preclude the future exercise of the right or power, or of any remedy which Bank of Louisville may have outside this agreement.

     11. Choice of Law. This agreement shall be governed by the laws of the Commonwealth of Kentucky.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers as of the date first above written:

     Tice Technology, Inc.  ("Corporation")


     By: ________________________________

     Title: ______________________________


     Mid-America Bank of Louisville and Trust Company
     ("Bank of Louisville")


     By: ________________________________
         H. Steve Niesse, Vice President
         Securities Transfer Department

                                                                       EXHIBIT A
                                                                       ---------

                        MID-AMERICA BANK OF LOUISVILLE
                           STOCK & BOND FEE SCHEDULE

I.   PRIMARY SERVICES
     A.   RECURRING BASE FEE
          Monthly Transfer Agent Fee..................................... 100.00
          Monthly Account Fee Per Open Account...........................    .07
          Annual Stop Maintenance Per Certificate........................   1.00

     B.   STOCK/BOND CERTIFICATE ISSUANCE, CANCELLATION, AND REGISTRATION
          New Account (with one cert/transfer sheet).....................   3.50
          New Account (when originally issued by Co-Transfer Agent)......   1.50
          Issue of each additional certificate...........................   2.00
          Cancellation of Each Certificate/Posting
           of Co-Agent...................................................    .40
          Encashment of Bond (check, printing,
           stuffing).....................................................   1.50

     C.   REVIEW AND PROCESSING OF TRANSFERS
          Each Non-Routine Transfer Item (legal,
           original issue)...............................................   6.00
          Each Routine Exchange/Transfer Item............................   2.00
          Preparation of Each Check for Exchange
           Items.........................................................   1.50
          Each Pending Item..............................................   7.50
          Rush Transfer Fee (same day service)...........................  35.00

     D.   FILE MAINTENANCE TRANSACTIONS
          Each Address or Other File Change..............................    .55
          Each Stop (placed or removed)..................................   4.00

     E.   RESEARCH AND CORRESPONDENCE
          Research w/Dictated Letter.....................................   7.50
          Research w/Form Letter.........................................   6.50
          Each Add'l Research/Phone Inquiry..............................   2.50
          Preparation of Replacement Check (stop
           payment)......................................................   6.00
          Each Enclosure.................................................   2.00
          Each Stock Power...............................................   2.00
          Each Photocopy/Fax.............................................   1.00
          Monthly Document Storage Per Box...............................   1.00

     F.   GENERATION OF REPORTS AND LABELS
          Printing Labels:
             Minimum Charge - (Printing for 1,000 accts. Or
              less)......................................................  40.00
             1,001 - 3,500 accounts...................................... 122.50
             3,501 - 6,000 accounts...................................... 180.00
             6,001 - 10,000 accounts..................................... 250.00
             10,001 - 15,000 accounts.................................... 300.00
             15,001 - 21,000 accounts.................................... 315.00
             21,001 and over accounts.................................... 500.00

     Printing on Continuous Form Inserts (each)..........................    .10
     Printing List:
        Minimum Charge - (Printing for 1,000 accts. Or
         less)...........................................................  40.00
        1,001 - 3,500 accounts........................................... 122.50
        3,501 - 6,000 accounts........................................... 180.00
        6,001 - 10,000 accounts.......................................... 250.00
        10,001 - 15,000 accounts......................................... 300.00
        15,001 - 21,000 accounts......................................... 315.00
        21,001 and over accounts......................................... 500.00
     Generation of Magnetic Tape (Acct Info)............................. 175.00

G.   DIVIDEND DISBURSEMENT
     Fee Per Dividend.................................................... 500.00
     Printing & Inserting Each Dividend Check &
      1 Enclosure........................................................    .35
     Withholding Federal or Foreign Tax (per
      account)...........................................................    .50
     Wire Transfers......................................................  10.00
     Computer Generated FORM 1099 and FORM W9............................    .55

     Note: For all cash dividends, collected funds must be on deposit with the Bank by Noon the business day prior to the payable date. Overdrafts in accounts established for the payment of dividend on unexchanged shares will not be permitted. Dividend accounts for unexchanged shares must be adequately funded on a routine basis. Collected funds must be on deposit before checks will be mailed.

H.   INTEREST DISBURSEMENT
     Fee Per Interest Payment Period..................................... 500.00
     Interest Check Issuance (stuffing, one
      insert)............................................................    .35
     Withholding Federal or Foreign Tax (per
      account)...........................................................    .50
     Wire Transfers......................................................  10.00
     Computer Generated FORM 1099 and FORM W9............................    .55

I.   DIVIDEND REINVESTMENT
     Fee Per Dividend.................................................... 500.00
     Printing & Inserting Each "DR" Statement &
      1 Enclosure........................................................   1.00
     Withholding Federal or Foreign Tax (per
      account)...........................................................    .50
     Computer Generated FORM 1099 and FORM W9............................    .55

J.   EMPLOYEE STOCK PURCHASE PLAN
     Fee Per Quarter..................................................... 250.00
     Monthly Cash Contribution Service...................................  25.00
     Withholding Federal or Foreign Tax (per
      account)...........................................................    .50
     Computer Generated FORM 1099 and FORM W9............................    .55

K.   STOCK SPLIT/DIVIDEND
     Fee Per Dividend....................................................500.000
     Printing and Inserting Each Certificate.............................    .55
     Printing and Inserting Each Fractional Share Check..................    .35

     Computer Generated FORM 1099.....................................       .55

          Note: Overdrafts in accounts established for the payment of fractional shares will not be permitted. Functional share accounts must be adequately funded on a routine basis. Collected funds must be on deposit before checks will be mailed.

     L.   PROXY SERVICE
          Coordination Fee:
             Minimum Charge - (1 - 2,500).............................    500.00
             2,501 - 10,000 accounts..................................  1,000.00
             10,001 - 20,000 accounts.................................  1,500.00
             20,001 and over accounts.................................  2,000.00
          Printing Each Proxy Card (continuous form)..................       .10
          Tabulating First Proposal (per card)........................       .15
          Tabulating Each Additional Proposal (per
           card)......................................................       .05
          Each Tabulation Run Requested...............................     40.00
          Certification of Proxy Tabulation...........................     50.00
          Preparation of Check for Each Broker Bill...................      1.50
          Preparation of Broker Solicitation
           Information................................................      2.00

     M.   ADDITIONAL INSERTING AND MAILING SERVICES
          Matching Enclosures to Name and Address
           (per account)..............................................       .40
          Applying Pressure-Sensitive Labels (each)...................       .15
          Inserting First Chargeable Enclosure........................       .02
          Inserting Each Additional Enclosure.........................       .01

          Note: The fee for printing and inserting a dividend check includes the check and one enclosure unless match mailing is involved.

     N.   ESCHEATMENT (per account)...................................      1.50

II.  MINIMUM MONTHLY SERVICE FEE.......................................   300.00
     (Plus Reimbursable Out-of-Pocket Expenses)

III. REIMBURSABLE OUT-OF-POCKET EXPENSES

     Out-of-pocket expenses incurred in the administration of an account will be charged to the company and added to the statement for fees. Some of these expenses include:

     . Postage
     . Insured and Registered Mail Premiums
     . Supplies (envelopes, labels, binders)
     . Dividend Checks
     . Stock Certificates
     . Contracted Printing Expenses

IV.  SPECIAL RESEARCH

     Research and other work performed by the Bank to correct out-of-balance situations created by a previous transfer agent; to make the documents and information provided by such agent usable by the Bank; to respond to the company's special requests; and to verify source documents involved in research will be billable at a rate of $35.00 per hour.

V.   SPECIAL SERVICES

     Fees determined based upon service requested.

VI.  LATE PAYMENT FEE

     Payments for services rendered are due 120 days from date of invoice. Payments not received within 30 days will accrue late charge equal to 1 1/2% per month. The Bank reserves the right to resign as transfer agent for any company whose invoices remain unpaid for 60 days.

VII. TERMINATION FEE

     Since the termination of a transfer agent involves extraordinary administrative and clerical work, a charge will be billable in the event of termination equal to 10% of the total invoices for the last twelve months. In addition, any out-of-pocket expenses for items such as postage, computer tapes and other supplies associated with the transfer of the agency will be billable.

     For computerized records, a magnetic tape with all account records will be provided. All source documents in the possession of the Bank will be turned over to the successor agent where records are not automated. Interpretation of the documents supplied to the successor transfer agent will be limited to file layouts.

Revised February 28, 1992
Effective April 1, 1992